UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 26, 2005

Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 623-7612

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement .

2005 Stock Option Grants

     On May 26, 2005, Targeted Genetics’ Board of Directors, upon recommendation of the Targeted Genetics’ Compensation Committee (the “Compensation Committee”), approved the 2005 annual option grant under the Targeted Genetics Corporation 1999 Stock Option Plan (the “Stock Option Plan”) to Targeted Genetics’ Chief Executive Officer and Targeted Genetics’ other named executive officers. The following table provides information regarding the stock options granted to the Named Executive Officers:

	Individual Grants
	Number of
	Shares
	Underlying	Exercise
	Options	Price	Expiration
Name	Granted(1)	($/Share)	Date

H. Stewart Parker, President and Chief Executive Officer	100,000	$0.91	5/26/2015

Barrie J. Carter, Ph.D., Executive Vice President and Chief Scientific Officer	75,000	0.91	5/26/2015

Todd E. Simpson, Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary	75,000	0.91	5/26/2015

(1)	Options are granted at the fair market value on the date of grant and vest over four years, with 6.25% of each grant becoming exercisable each quarter, beginning three months after the date of grant. Under Targeted Genetics’ form of Senior Management Employment Agreement, previously filed with the Securities and Exchange Commission, specified changes in control of Targeted Genetics can trigger accelerated vesting of stock options and rights to related payments.

Nonemployee Director Stock Option Grant Program

     On May 26, 2005, Targeted Genetics’ Board of Directors, upon recommendation of the Compensation Committee, amended and restated the terms of the stock option grant program for nonemployee directors under the Stock Option Plan. The stock option grant program for nonemployee directors provides that each elected or appointed director of the Registrant who is not an employee of the Targeted Genetics or a subsidiary of Targeted Genetics is eligible to receive a grant of options upon initial election or appointment and an annual grant of options upon continued service on the board.

     Under the terms of the nonemployee director grant program, each nonemployee director who is initially elected or appointed Targeted Genetics’ Board of Directors shall automatically receive an initial grant of a Nonqualified Stock Option to purchase 60,000 shares of Common Stock of Targeted Genetics. In addition, immediately following each year’s annual meeting of shareholders, each nonemployee director who is continuing service on the Board shall automatically receive an additional Nonqualified Stock Option to purchase 20,000 shares of Common Stock (30,000 shares in the case of the chairman of the Board) and an additional Nonqualified Stock Option to purchase 5,000 shares of Common Stock in the case of the chairman of the audit, compensation or nominating and corporate governance committees of the Board.

     Options granted as initial grants shall vest and become exercisable 33-1/3% on the first anniversary of the grant date and an additional 33-1/3% on each anniversary thereafter, with the option fully vested and exercisable three years after the grant date. Options granted as annual grants shall vest and become 100% exercisable on the first anniversary of the grant date. The exercise price for an option granted shall be its fair market value as determined by the closing bid price of Targeted Genetics common stock on the date of grant. Vesting of option grants is subject to continued service of the director to the Targeted Genetics.

     On May 26, 2005, Targeted Genetics’ Board of Directors approved the 2005 annual option grant under the Stock Option Plan to the nonemployee members of the Board of Directors in the following amounts:

	Individual Grants
	Number of
	Shares
	Underlying	Exercise
	Options	Price	Expiration
Director Name	Granted	($/Share)	Date

Jeremy Curnock Cook, Chairman of the Board	30,000	$0.91	5/26/2015

Jack Bowman, Chairman of the Compensation Committee	25,000	0.91	5/26/2015

Louis Lacasse, Chairman of the Audit Committee	25,000	0.91	5/26/2015

Joseph Davie	20,000	0.91	5/26/2015

Nelson Levy	20,000	0.91	5/26/2015

Mark Richmond	20,000	0.91	5/26/2015

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On May 31, 2005, Targeted Genetics received a notice from the Nasdaq Stock Market informing Targeted Genetics that for the last 30 consecutive business days, the bid price of Targeted Genetics’ common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4).

     The letter stated that under Marketplace Rule 4310(c)(8)(d), Targeted Genetics will be provided with 180 calendar days, or until November 28, 2005, to regain compliance with Marketplace Rule 4310(c)(4). To regain compliance, anytime before November 28, 2005, the bid price of Targeted

Genetics’ common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.

     On November 28, 2005, if Targeted Genetics meets The Nasdaq SmallCap Market initial inclusion criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement, it may be provided with an additional 180 calendar day compliance period to demonstrate compliance. If Targeted Genetics is not eligible for an additional compliance period at that time, Nasdaq Staff will provide written notification that Targeted Genetics’ securities will be delisted. Upon such notice, Targeted Genetics may appeal the Nasdaq Staff’s Determination to a Listing Qualification Panel, pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. There can be no assurance that, if Targeted Genetics does appeal the Nasdaq Staff’s Determination, that such appeal would be successful.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On May 31, 2005, Targeted Genetics filed amended and restated articles of incorporation with the Secretary of State of the State of Washington to increase the number of authorized shares of common stock, par value $0.01 per share, from 120,000,000 to 180,000,000. This increase was approved by Targeted Genetics’ board of directors in April 2005 and by Targeted Genetics’ stockholders on May 26, 2005.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

3.1	Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Washington on May 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation

By:	/s/ Todd E. Simpson

Todd E. Simpson Vice President, Finance and Administration and Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: May 31, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Washington on May 31, 2005